UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2016

PRESSURE BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	000-21615	04-2652826
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Norfolk Avenue

South Easton, Massachusetts 02375

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (508) 230-1828

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K (this “Report”) contains, or may contain, among other things, certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such forward-looking statements involve significant risks and uncertainties. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission (the “SEC”). Actual results may differ significantly from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control). The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Terms of Private Placement Equity Financing

Pressure BioSciences Inc. (the “Company”) previously disclosed a private placement equity financing on its Current Report on Form 8-K filed by the Company on July 28, 2015 (the “July 28 Current Report”), which is incorporated by reference herein (excluding Exhibit 99.1 thereto). As disclosed in the July 28 Current Report, the total amount of the private placement equity financing could be up to $5,000,000 with an over-subscription amount of $1,250,000.

As previously disclosed on its Current Report on Form 8-K filed by the Company on January 15, 2016 (the “January 15 Current Report”), which is incorporated by reference herein (excluding Exhibit 99.1 thereto), the Company approved the over-subscription amount of $1,250,000, increasing the capacity of the private placement equity financing to a maximum of $6,250,000.

In order to continue to raise funds through the private placement equity financing, the Company and its placement agent agreed to extend the offering from January 31, 2016 to March 31, 2016 and increase the over-subscription amount by an additional $1,250,000 such that the maximum amount of the offering is $7,500,000. The Company and placement agent received consent to these changes from 100% of the existing investors in the private placement equity financing.

Closing of Private Placement Equity Financing

On March 1, 2016, in connection with the sixth closing (the “Sixth Closing”) of the private placement equity financing previously disclosed by the Company on the July 28 Current Report and pursuant to the Subscription Agreements, dated as of January 20, 2016, January 29, 2016 and February 26, 2016 by and among the Company and various individuals (each, a “Purchaser” and together “Purchasers”) the Company sold and issued to the Purchasers Senior Secured Convertible Debentures (the “Debentures”) and warrants to purchase shares of common stock equal to 50% of the number of shares issuable pursuant to the subscription amount (the “Warrants”) for an aggregate purchase price of $550,000 (the “Purchase Price”) for the Sixth Closing, bringing the total raised in the Offering to $5,560,000. For the Sixth Closing, the Company netted $495,000 in cash after taking into account fees related to the offering.

In connection with the Subscription Agreement and Debentures, the Company entered into a Security Agreement with the Purchasers and a FINRA-registered broker dealer that acted as the placement agent whereby the Company agreed to grant to Purchasers an unconditional and continuing, first priority security interest in all of the assets and property of the Company to secure the prompt payment, performance and discharge in full of all of Company’s obligations under the Debentures, Warrants and the other transaction documents. The form of Subscription Agreement, form of Debenture, form of Warrant, and Security Agreement were filed as Exhibit 10.1, 4.1, 4.2, and 10.2 to the July 28 Current Report respectively, each of which is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 1.01 of this Report, which disclosure is incorporated herein by reference.

The issuance of the securities described above were completed in accordance with the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 8.01 Other Items

On March 1, 2016, we issued a press release relating to this Sixth Closing. The press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description

4.1	Form of Debenture (incorporated by reference to the Current Report on Form 8-K, dated July 28, 2015)

4.2	Form of Warrant (incorporated by reference to the Current Report on Form 8-K, dated July 28, 2015)

10.1	Subscription Agreement (incorporated by reference to the Current Report on Form 8-K, dated July 28, 2015)

10.2	Security Agreement (incorporated by reference to the Current Report on Form 8-K, dated July 28, 2015)

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRESSURE BIOSCIENCES, INC.

Dated: March 7, 2016	By:	/s/ Richard T. Schumacher
Richard T. Schumacher
President